EX-99.906 CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act

I, Adam S. Patti, Principal Executive Officer of IndexIQ Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	December 23, 2014	/s/ Adam S. Patti
Adam S. Patti
(Principal Executive Officer)

I, David L. Fogel, Principal Financial Officer of IndexIQ Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	December 23, 2014	/s/ David L. Fogel
David L. Fogel
(Principal Financial Officer)